Supplement to the
Fidelity® Municipal Income Fund
February 29, 2008
Prospectus

The following information replaces the biographical information for Christine Thompson found in the "Fund Management" section on page 22.

Christine Thompson is lead manager of Municipal Income Fund, which she has managed since June 2002. She manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as an analyst and portfolio manager.

Jamie Pagliocco is co-manager of Municipal Income Fund, which he has managed since February 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and portfolio manager.

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